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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

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   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
---                            SECTION 305(b) (2)


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                              41-1592157
(Jurisdiction of incorporation or                           (I.R.S. Employer
organization if not a U.S. national                         Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                      55479
(Address of principal executive offices)                    (Zip code)

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                               DELUXE CORPORATION
               (Exact name of obligor as specified in its charter)


MINNESOTA                                                   41-0216800
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

1080 WEST COUNTY ROAD F
SHOREVIEW, MINNESOTA                                        55126-8201
(Address of principal executive offices)                    (Zip code)

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                                  $300,000,000
                                DEBT SECURITIES
                       (Title of the indenture securities)

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Item 1.  GENERAL INFORMATION.  Furnish the following information as to the trustee:

                (a) Name and address of each examining or supervising authority to which it is subject.

                      Comptroller of the Currency
                      Treasury Department
                      Washington, D.C.

                      Federal Deposit Insurance Corporation
                      Washington, D.C.

                      The Board of Governors of the Federal Reserve System Washington, D.C.

                (b) Whether it is authorized to exercise corporate trust powers.

                      The trustee is authorized to exercise corporate trust powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

                None with respect to the trustee.

No responses are included for Items 3-15 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 16. LIST OF EXHIBITS.   List below all exhibits filed as a part of this
                             Statement of Eligibility.  Norwest Bank
                             incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.   a.     A copy of Articles of Association of the trustee
                             now in effect. *

         Exhibit 2.   a.     A copy of the certificate of authority of the
                             trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                             Northwestern National Bank of Minneapolis.*

                      b.     A copy of the certificate of the
                             Comptroller of the Currency dated January
                             2, 1934, approving the consolidation of
                             the Northwestern National Bank of
                             Minneapolis and the Minnesota Loan and
                             Trust Company of Minneapolis.*

                      c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                      d. A copy of the certificate of the Comptroller of the Currency dated May 1, 1983, authorizing Norwest Bank Minneapolis, National Association, to act as fiduciary.*

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         Exhibit 3.   A copy of the authorization of the trustee to exercise
                      corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.   Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.   Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

         Exhibit 8. A copy of the certificate dated May 10, 1983 of name change from Northwestern National Bank Minneapolis to Norwest Bank Minneapolis, National Association.*

         Exhibit 9. A copy of the certificate dated January 11, 1988, of name change from Norwest Bank Minneapolis, National Association to Norwest Bank Minnesota, National Association.*






















         * Incorporated by reference to the exhibit of the same number filed with the registration statement number 33-66086.

         ** Incorporated by reference to the exhibit of the same number filed with the registration statement number 33-93808.

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                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 28th day of June, 1995.






                             NORWEST BANK MINNESOTA,
                             NATIONAL ASSOCIATION


                             /s/ Raymond S. Haverstock
                             -------------------------
                             Raymond S. Haverstock
                             Vice President

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                                    EXHIBIT 6




June 28, 1995



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321 (b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal or State authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                             Very truly yours,

                             NORWEST BANK MINNESOTA,
                             NATIONAL ASSOCIATION

                             Raymond S. Haverstock
                             Vice President